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                                                                    Exhibit 3.34
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                                              State of North Carolina
                                       Department of the Secretary of State

                                             Limited Liability Company
                                             ARTICLES OF ORGANIZATION

Pursuant to ss. 57C-2-20 of the General Statutes of North Carolina, the undersigned does hereby submit these
Articles of Organization for the purpose of forming a limited liability company.

1.       The name of the limited liability company is: ___________________________________________________________

2.       If the limited liability company is to dissolve by a specific date, the latest date on which the limited liability company is to dissolve:  (If no date for dissolution is specified, there shall be no limit on the duration of the limited liability company.) _________________________________________________________

3.       The name and address of each person executing these articles of organization is as follows:  (State whether each person is executing these articles of organization in the capacity of a member, organizer or both).







4.       The street address and county of the initial registered office of the limited liability company is:

         Number and Street________________________________________________________________________________________

         City, State, Zip Code______________________________________________  County _____________________________

5.       The mailing address, if different from the street address, of the initial registered office is:

6.       The name of the initial registered agent is:

7.       Principal office information:  (Select either a or b.)

         a. [ ] The limited liability company has a principal office.

                The street address and county of the principal office of the limited liability company is:

                Number and street ________________________________________________________________________________

                City, State, Zip Code___________________________________________  County _________________________

                The Mailing address, if different from the street address, of the principal office of the corporation is:
                __________________________________________________________________________________________________

         b. [ ] The limited liability company does not have a principal office.
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8.       Check one of the following:

         _____ (i) Member-managed LLC: all members by virtue of their status as members shall be managers of this limited liability company.

         _____ (ii) Manager-managed LLC: except as provided by N.C.G.S. Section 57C-3-20(a), the members of this limited liability company shall not be managers by virtue of their status as members.

9.       Any other provisions which the limited liability company elects to include are attached.

10.      These articles will be effective upon filing, unless a date and/or time is specified:




This is the _____ day of _______________, 20_____.



                                                                         _________________________________________

                                                                         _________________________________________
                                                                                         Signature

                                                                         _________________________________________
                                                                                 Type of Print Name and Title



NOTES:
1.  Filing fee is $125.  This document must be filed with the Secretary of State.

CORPORATIONS DIVISION                                   P.O. Box 29622                                RALEIGH, NC 27626-0622
(Revised January 2002)                                                                                           (Form L-01)
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